Exhibit 99.1

AmeriCredit Automobile Receivables Trust 2005-1

Class A-1 3.1425 % Asset Backed Notes

Class A-2 3.82 %  Asset Backed Notes

Class A-3 4.26 % Asset Backed Notes

Class B 4.48 % Asset Backed Notes

Class C 4.73 % Asset Backed Notes

Class D 5.04 % Asset Backed Notes

Class E 5.82 % Asset Backed Notes

Servicer’s Certificate

This Servicer’s Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2005-1, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS SenSub Corp., as Seller, Systems & Services Technologies, Inc., as Backup Servicer and JPMorgan Chase Bank as Trust Collateral Agent, dated as of April 6, 2005. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

Monthly Period Beginning:	11/01/2005					Original
Monthly Period Ending:	11/30/2005	Purchases	Units	Cut-off Date	Closing Date	Pool Balance
Prev. Distribution/Close Date:	11/07/2005	Initial Purchase	49,230	04/07/2005	04/14/2005	$795,755,999
Distribution Date:	12/06/2005
Days of Interest for Period:	29	Total	49,230			$795,755,999
Days in Collection Period:	30
Months Seasoned:	8

I.	MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

{1}	Beginning of period Aggregate Principal Balance				{1}	$654,413,995

	Monthly Principal Amounts

	{2}	Collections on Receivables outstanding at end of period	{2}	16,018,703
	{3}	Collections on Receivables paid off during period	{3}	10,005,092
	{4}	Receivables becoming Liquidated Receivables during period	{4}	5,543,571
	{5}	Receivables becoming Purchased Receivables during period	{5}	0
	{6}	Other Receivables adjustments	{6}	2,834
	{7}	Less amounts allocable to Interest	{7}	(8,533,573)

	{8}	Total Monthly Principal Amounts			{8}	23,036,627

{9}	End of period Aggregate Principal Balance				{9}	$631,377,368

{10}	Pool Factor				{10}	79.3430862%

II.

MONTHLY PERIOD NOTE BALANCE CALCULATION:

			Class A-1	Class A-2	Class A-3	Class B
{11}	Original Note Balance	{11}	$138,000,000	$256,000,000	$107,330,000	$63,660,000

{12}	Beginning of period Note Balance	{12}	$0	$220,901,822	$107,330,000	$63,660,000

{13}	Noteholders’ Principal Distributable Amount	{13}	0	23,036,627	0	0
{14}	Noteholders’ Accelerated Principal Amount	{14}	0	1,697,141	0	0
{15}	Aggregate Principal Parity Amount	{15}	0	0	0	0
{16}	Matured Principal Shortfall	{16}

{17}	End of period Note Balance	{17}	$0	$196,168,054	$107,330,000	$63,660,000

{18}	Note Pool Factors	{18}	0.0000000%	76.6281461%	100.0000000%	100.0000000%

			Class C	Class D	Class E	TOTAL
			$79,570,000	$53,710,000	$51,730,000	$750,000,000
{19}	Beginning of period Note Balance	{19}	$79,570,000	$53,710,000	$51,730,000	$576,901,822

{20}	Noteholders’ Principal Distributable Amount	{20}	0	0	0	23,036,627
{21}	Noteholders’ Accelerated Principal Amount	{21}	0	0	0	1,697,141
{22}	Class E Accelerated Principal Amount	{22}			0	0
{23}	Aggregate Principal Parity Amount	{23}	0	0	0	0
{24}	Matured Principal Shortfall	{24}				0

{25}	End of period Note Balance	{25}	$79,570,000	$53,710,000	$51,730,000	$552,168,054

{26}	Note Pool Factors	{26}	100.0000000%	100.0000000%	100.0000000%	73.6224072%

III.	CALCULATION OF STEP-DOWN AMOUNT:
{27}	Ending Pool Balance	{27}		$631,377,368
{28}	Lesser of (Max of 17.50% of Ending Pool Balance or $3,978,780) or Beg Note Balance	{28}	110,491,039
{29}	Aggregate, Cumulative Amount paid to Class E Noteholders through prior period	{29}	0
{30}	Less Specified Reserve Balance	{30}	(15,915,120)
{31}	Sum of {28}, {29}, and {30}	{31}	94,575,919
{32}	30% of Ending Pool Balance	{32}	189,413,210
{33}	Lesser of {31} or {32}	{33}		94,575,919
{34}	Required Pro Forma Note Balance {27} - {33}	{34}			536,801,449
{35}	Beginning Note Balance	{35}		576,901,822
{36}	Total Monthly Principal Amount	{36}		(23,036,627)
{37}	Pro-Forma Note Balance ( Assuming 100% Pay-down)	{37}			553,865,195

{38}	Step-Down amount (Excess of Required Pro-forma over Pro-forma Note Balance)	{38}			$0

IV.	CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:
{39}	Total Monthly Principal Amounts	{39}	$23,036,627
{40}	Step-down Amount	{40}	0
{41}	Principal Distributable Amount	{41}		$23,036,627

V.	CALCULATION OF INTEREST DISTRIBUTABLE AMOUNT:

	Class	Beginning Note Balance	Interest Carryover	Interest Rate	Days	Days Basis	Calculated Interest
{42}	Class A - 1	$0	0	3.1425%	29	Actual days/360	$0
{43}	Class A - 2	220,901,822	0	3.8200%	30	30/360	$703,204
{44}	Class A - 3	107,330,000	0	4.2600%	30	30/360	$381,022
{45}	Class B	63,660,000	0	4.4800%	30	30/360	$237,664
{46}	Class C	79,570,000	0	4.7300%	30	30/360	$313,638
{47}	Class D	53,710,000	0	5.0400%	30	30/360	$225,582
{48}	Class E	51,730,000	0	5.8200%	30	30/360	$250,891

VI.	RECONCILIATION OF COLLECTION ACCOUNT:
	Available Funds:
	{49}	Collections on Receivables during period (net of Liquidation Proceeds and Fees)	{49}	$25,776,115
	{50}	Liquidation Proceeds collected during period	{50}	2,183,708
	{51}	Purchase Amounts deposited in Collection Account	{51}	0
	{52}	Investment Earnings - Collection Account	{52}	62,837
	{53}	Investment Earnings - Transfer From Reserve Account	{53}	56,102
	{54}	Collection of Supplemental Servicing - Extension Fees	{54}	247,680
	{55}	Collection of Supplemental Servicing - Repo and Recovery Fees Advanced	{55}	157,561
	{56}	Collection of Supplemental Servicing - Late Fees	{56}	122,278
	{57}	Total Available Funds	{57}		28,606,281
	Distributions:
	{58}	Base Servicing Fee	{58}	1,227,026
	{59}	Repo and Recovery Fees - reimbursed to Servicer	{59}	157,561
	{60}	Bank Service Charges - reimbursed to Servicer	{60}	2,467
	{61}	Late Fees - reimbursed to Servicer	{61}	122,278
	{62}	Extension Fees - reimbursed to Servicer	{62}	247,680
	{63}	Agent fees	{63}	0
	{64}	Backup Servicing Fees	{64}	3,500
	{65}	Class A-1 Noteholders’ Interest Distributable Amount	{65}	0
	{66}	Class A-2 Noteholders’ Interest Distributable Amount	{66}	703,204
	{67}	Class A-3 Noteholders’ Interest Distributable Amount	{67}	381,022
	{68}	Class A Noteholders’ Principal Parity Amount or Matured Principal Shortfall	{68}	0
	{69}	Class B Noteholders’ Interest Distributable Amount	{69}	237,664
	{70}	Class B Noteholders’ Principal Parity Amount or Matured Principal Shortfall	{70}	0
	{71}	Class C Noteholders’ Interest Distributable Amount	{71}	313,638
	{72}	Class C Noteholders’ Principal Parity Amount or Matured Principal Shortfall	{72}	0
	{73}	Class D Noteholders’ Interest Distributable Amount	{73}	225,582
	{74}	Class D Noteholders’ Principal Parity Amount or Matured Principal Shortfall	{74}	0
	{75}	Class E Noteholders’ Interest Distributable Amount	{75}	250,891
	{76}	Class E Noteholders’ Principal Parity Amount or Matured Principal Shortfall	{76}	0
	{77}	Noteholders’ Principal Distributable Amount	{77}	23,036,627
	{78}	Total distributions (Prior to Reserve Account Deposit)	{78}		26,909,140
	{79}	Excess Available Funds	{79}		1,697,141
	{80}	Reserve Account Withdrawal Amount	{80}		0
	{81}	To the Reserve Account, the Reserve Account Deposit	{81}		0
	{82}	To the Noteholders, the Accelerated Principal Amount (as calculated below)	{82}		(1,697,141)
	{83}	To the Class E Noteholders, until Class E Balance is zero	{83}		0
	{84}	To the Certificateholders, the aggregate amount remaining	{84}		$0

VII.	CALCULATION OF PRINCIPAL PARITY AMOUNT:

	Class	(X) Cumulative Note Balance	(Y) Pool Balance	(I) Excess of (X) - (Y)	(II) Available Funds in Waterfall	Lesser of (I) or (II)
{85}	Class A	$328,231,822	$631,377,368	$0	$25,761,543	$0
{86}	Class B	391,891,822	631,377,368	0	25,523,879	0
{87}	Class C	471,461,822	631,377,368	0	25,210,241	0
{88}	Class D	525,171,822	631,377,368	0	24,984,659	0
{89}	Class E	576,901,822	631,377,368	0	24,733,768	0
{90}	Total					$0

** Principal Parity Amount distributed as Noteholders Principal Distributable in first three months of Trust

VIII.	CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:
{91}	Excess Available Funds	{91}	$1,697,141
{92}	Pro-Forma Note Balance (Calculated after Step-Down)	{92}	553,865,195
{93}	Required Pro Forma Note Balance	{93}	536,801,449
{94}	Excess of Pro-Forma Balance over Required Pro-Forma Balance	{94}	17,063,746
{95}	Lesser of Excess Available Funds or Excess of Pro-Forma Note Balance	{95}		$1,697,141

IX.	RECONCILIATION OF RESERVE ACCOUNT:			Initial
{96}	Specified Reserve Balance			$15,915,120
{97}	Beginning of period Reserve Account balance	{97}		$15,915,120
{98}	The Reserve Account Deposit, from Collection Account	{98}	0
{99}	Investment Earnings	{99}	56,102
{100}	Investment Earnings - transferred to Collection Account Available Funds	{100}	(56,102)
{101}	Reserve Account Withdrawal Amount	{101}	0
{102}	End of period Reserve Account balance	{102}		$15,915,120

X.	CALCULATION OF TOTAL OVERCOLLATERALIZATION:

{103}	Aggregate Principal Balance	{103}	$631,377,368
{104}	End of Period Note Balance	{104}	552,168,054
{105}	Overcollateralization (Undercollateralization)	{105}	79,209,314
{106}	Overcollateralization %	{106}		12.55%

XI.	MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

			Cumulative	Monthly
{107}	Original Number of Receivables	{107}	49,230
{108}	Beginning of period number of Receivables	{108}	0	43,335
{109}	Number of Receivables becoming Liquidated Receivables during period	{109}	1,713	389
{110}	Number of Receivables becoming Purchased Receivables during period	{110}	4	0
{111}	Number of Receivables paid off during period	{111}	5,314	747
{112}	End of period number of Receivables	{112}	42,199	42,199

XII.	STATISTICAL DATA: (CURRENT AND HISTORICAL):

			Original	Prev. Month	Current
{113}	Weighted Average APR of the Receivables	{113}	16.77%	16.77%	16.76%
{114}	Weighted Average Remaining Term of the Receivables	{114}	62.00	55.08	54.23
{115}	Weighted Average Original Term of Receivables	{115}	64.00	64.00	64.00
{116}	Average Receivable Balance	{116}	$16,164	$15,101	$14,962
{117}	Net Losses in Period	{117}	$0	$3,318,989	$3,359,863
{118}	Aggregate Realized Losses	{118}	$0	$10,999,993	$14,359,856
{119}	Aggregate Realized Loss Percentage	{119}		1.382%	1.804%

XIII.	DELINQUENCY:

Receivables with Scheduled Payment delinquent			Units	Dollars	Percentage
{120}	31-60 days	{120}	2,191	$31,511,499	4.82%
{121}	61-90 days	{121}	646	8,541,433	1.31%
{122}	over 90 days	{122}	299	3,755,419	0.57%
{123}	Total	{123}	3,136	$43,808,351	6.70%

XIV.	EXTENSIONS

{124}	Principal Balance of Receivables extended during current period	{124}	$29,657,286
{125}	Beginning of Period Aggregate Principal Balance	{125}	654,413,995
{126}	Extension Rate {124} divided by {125}	{126}		4.53%

By:	/s/ Connie Coffey
Name:	Connie Coffey
Title:	Senior Vice President, Treasury Reporting
Date:	December 2, 2005